SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

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                                 AMENDMENT NO. 1

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event report) November 30, 1999

                              CEC PROPERTIES, INC.
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             [Exact Name or Registrant as specified in its Charter]


           DELAWARE                        0-188                  13-1919940
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[State or other jurisdiction       [Commission File No.]        [IRS Employer
      of incorporation]                                      Identification No.]


      1500 W. BALBOA BOULEVARD, SUITE 201, NEWPORT BEACH, CALIFORNIA 92663
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               [Address of principal executive officers; ZIP Code]



         Registrant's Telephone No., including Area Code: (949)673-2282



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                  Former address, if changed since last report

ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
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         (a) Starr & Walters have served as the independent accountants to
Registrant. On November 30, 1999, Registrant and Starr & Walters terminated their relationship of client and auditor.

                  (i) The relationship was terminated by the Registrant on or about November 30, 1999.

                  (ii) The accountants' opinion for the years ended October 31, 1997, and 1998, did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles;

                  (iii) The change in accountants was approved by the audit committee of the Board of Directors;

                  (iv) During the Registrant's two most recent fiscal years and any subsequent period to date, Registrant is not aware of any disagreement(s) with Starr & Walters on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Starr & Walters, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report;

                  (v) None of the events described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K occurred within the Registrant's two most recent fiscal years and up to the date of this Form 8-K.

         (b) See Form 8-K for the event reported December 5, 1999, with respect to replacement independent accountant.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c) EXHIBITS. The following exhibits are furnished with this Current
Report.

             EXHIBIT NO.       DOCUMENT
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                16             Letter of Former Accountant re Change in
                               Certifying Accountant



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CEC PROPERTIES, INC.

Dated:  December 22, 1999             By: /S/ Paul Balalis
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                                         Paul Balalis, President

                                      By: /S/ Donald Norbury
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                                         Donald Norbury, Chief Financial Officer